                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. Sections 200.80 (B)(4),
                                                            200.83 AND 240.24B-2




                          Bristol-Myers Squibb Company
                                 345 Park Avenue
                            New York, New York 10154

June 26, 1997


Mr. Jack Khattar
Vice President
Business Development
CIMA LABS, INC.
10,000 Valley View Road
Eden Prairie, MN  55344-9361

RE: AMENDMENT TO THE SUPPLY AGREEMENT, DATED OCTOBER 10, 1996, BY AND AMONG CIMA LABS, INC. AND BRISTOL-MYERS SQUIBB COMPANY (THE "SUPPLY AGREEMENT")

Dear Jack:

This letter, when signed by both parties, will amend the Base Purchase Prices in Exhibit A to the above Supply Agreement as follows:


                             ACTIVE       MG. PER    BASE PURCHASE PRICE
       PRODUCT    FLAVOR     INGREDIENT   TABLET     PER CARTON

       [...*...]  [...*...]  [...*...]    [...*...]  [...*...]

       [...*...]  [...*...]  [...*...]    [...*...]  [...*...]


This Amendment will be effective as to product shipped and invoiced on or after the date of final execution hereof.


* CONFIDENTIAL TREATMENT REQUESTED


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


Each of CIMA and BMS agree that the original Base Purchase Price reflected in the Supply Agreement included a royalty component and the purpose of this Amendment is to acknowledge that such royalty is being paid pursuant to the License Agreement dated the date hereof, between BMS and CIMA (the "License Agreement"). Accordingly, in the event that the aggregate amount paid by BMS to CIMA (i) for product purchased pursuant to the Supply Agreement as amended hereby plus (ii) royalties paid pursuant to the License Agreement on products purchased from CIMA pursuant to the Supply Agreement as amended hereby is less than the aggregate BMS would have paid for product purchased pursuant to the Supply Agreement without this Amendment, BMS shall make a supplemental quarterly payment to CIMA in the amount of such difference. Notwithstanding the generality of the foregoing, in computing the amount CIMA would have received under the Supply Agreement without giving effect to this Amendment, the U.S. Producer Price Index adjustment mechanism specified in paragraph 3(d) of the Supply Agreement shall be applied only to the Base Purchase Price as specified in this Amendment.

To indicate your acceptance of this amendment to the Supply Agreement, please sign and date your acceptance below. This should be done on both copies of this Amendment. Please execute both copies of the letter and return one fully executed copy to Bristol-Myers Products.



BRISTOL-MYERS PRODUCTS
a division of Bristol-Myers
Squibb Company

By:   /s/ Louis M. De Amicis
      ------------------------------

Name:  Louis M. De Amicis
      ------------------------------

Title: Vice President
      ------------------------------

Date:  June 26, 1997
      ------------------------------


ACCEPTED AND AGREED:
CIMA LABS, INC.

By:   /s/ Jack Khattar
      ------------------------------

Name:  Jack Khattar
      ------------------------------

Title: VP Business Development
      ------------------------------

Date:  June 26, 1997
      ------------------------------


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